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                                                               EXHIBIT 10.19(c)

                             AMENDMENT NO. 2 TO THE
                        INTERMET CORPORATION SAVINGS AND
                           INVESTMENT PLAN AND TRUST

          (As Amended and Restated Effective As of January 1, 1989)


                 This Amendment made and entered into as of this 1st day of October, 1993, by and between Intermet Corporation, a Georgia corporation (referred to as the "Employer"), and Trust Company Bank, as trustee (referred to herein as the "Trustee");

                             W I T N E S S E T H:

                 WHEREAS, the Employer previously established for the exclusive benefit of its eligible employees a profit sharing plan and trust known as the Intermet Corporation Savings and Investment Plan and Trust (the "Plan"); and

                 WHEREAS, the Plan has been amended from time to time; and

                 WHEREAS, effective October 1, 1993, the Employer adopted a special voluntary severance plan for eligible salaried employees of Intermet Foundries, Inc. and its subsidiaries, known as the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"); and

                 WHEREAS, because Participants who elect to resign from employment under the 1993 Special Voluntary Severance Plan will cease employment with the Employer and active participation under this Plan effective as of their "Severance Date," as that term is defined in the 1993 Special Voluntary Severance Plan, the parties desire to amend the Plan to provide special provisions for


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Participants electing to participate in the 1993 Special Voluntary Severance
Plan and to clarify the Plan's provisions relating to severance pay;

                 NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

                                      1.

                 Section 2.1 is hereby amended by adding the following at the end of the present section:

                 "Annual Compensation shall not include any amounts paid to a Participant or former Participant as severance pay pursuant to any plan, program or policy of the Employer."


                                       2.

                 Article III is hereby amended by adding the following new
Section 3.9:

                     "3.9 Participation in the 1993 Special Voluntary
                 Severance Plan -

                          (a) In General - This Section shall apply only to those Participants who are eligible for, and elect to participate in, the 1993 Special Voluntary Severance Plan for Salaried Employees of Intermet Foundries, Inc. and Its Subsidiaries (the "1993 Special Voluntary Severance Plan"). The terms "Severance Date" and "Severance Pay" shall have the meanings given them under the 1993 Special Voluntary Severance Plan and such definitions are expressly incorporated herein by reference. Notwithstanding the provisions of this Section 3.9, the Employer may restrict the benefits of any Highly Compensated Employee in order to satisfy the applicable non-discrimination requirements of the Code.

                          (b) Service - Except as otherwise provided in this Section 3.9, a Participant who elects to participate in the 1993 Special Voluntary



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                          Severance Plan shall cease active participation
                          in this Plan for all purposes effective as of his Severance Date. Such Participant shall not be eligible to participate in Pay Transfers, Matching Contributions, Profit Sharing Contributions or allocations of Forfeitures pursuant to Sections 4.1, 4.3 and 5.4 of the Plan, respectively, for any period that such Participant receives Severance Pay.


                          (c) Matching Contributions - Notwithstanding the requirement in Section 4.3(a) that a Participant be an active Employee on the last day of the Calendar Quarter in order to receive a Matching Contribution for such Calendar Quarter, if the Participant elects to participate in the 1993 Special Voluntary Severance Plan and such Participant is not an active Employee on the last day of a Calendar Quarter for which he has made Pay Transfers because the Participant incurred his Severance Date during such Calendar Quarter, he shall nevertheless be eligible to receive a Matching Contribution in accordance with
                          Section 4.3(a) of the Plan for the Calendar Quarter during which the Participant's Severance Date occurs.

                          (d) 1993 Profit Sharing Contributions - For the Plan year ending December 31, 1993 only (the "1993 Plan Year"), the Employer shall make a one-time Profit Sharing Contribution pursuant to Section 4.3(c) of the Plan for each Participant who: (i) elects to participate in the 1993 Special Voluntary Severance Plan; (ii) has a Severance Date prior to December 31, 1993; and (iii) has a Year of Service for the 1993 Plan Year.

                          (e) Annual Compensation - For purposes of the Matching Contributions and Profit Sharing Contributions made under this Section 3.9, Annual Compensation shall only include a Participant's Annual Compensation received through the Participant's Severance Date and shall not include any Severance Pay.

                          (f) Early or Normal Retirement - A Participant who is eligible for, and elects to participate in, the 1993 Special Voluntary Severance Plan, but who does not satisfy the requirements of Section 6.1 as of his Severance Date, shall be granted such additional age and/or service under this Plan so that he satisfies the requirements of Section 6.1(a) or 6.1(b) of the Plan as of his Severance



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                 Date, without regard to the Participant's actual Severance
                 Date under the 1993 Special Voluntary Severance Plan."


                                       3.

        The provisions of this Amendment No. 2 shall be effective as of October 1, 1993.

                                       4.

                 Except as hereby modified, the Plan shall remain in full force and effect.

                 IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed as of the day and the year first above written.

                                      EMPLOYER:

                                      INTERMET CORPORATION



                                      By: /s/ John Ernst
                                          ---------------------------


                                      Title: V.P. Finance
                                            ------------------------


                                      TRUSTEE:

                                      TRUST COMPANY BANK



                                      By: /s/
                                          ---------------------------


                                      Title: Vice President
                                            ------------------------


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